FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20045


                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                   Date of Report:  (date of earliest
                     event reported):  July 2, 1997

                         DADE INTERNATIONAL INC
         (Exact name of registrant as specified in its charter)

   Delaware                   333-13523                    36-3949533
(State or other        (Commission File Number)          (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


1717 Deerfield Road, Deerfield, Illinois                   60015-0778
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (847) 267-5300

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Item 5.  Other Events.

         Dade International Inc. announced on July 10, 1997 that its sole shareholder, Diagnostics Holding, Inc., and Hoechst AG entered into an Agreement and Plan of Combination to combine Dade International Inc. with the Behring Diagnostics business of Hoescht AG. A press release describing the action was issued on July 10, 1997 and is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

       (a)  Not applicable.

       (b)  Not Applicable.

       (c)  Exhibits.

            99.1 Press Release dated July 10, 1997.

                               SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DADE INTERNATIONAL INC.


Dated:  July 17, 1997       By:  /s/ Scott T. Garrett
                                 Chairman and Chief Executive
                                 Officer (Principal Executive
                                 Officer and duly authorized
                                 Officer of Registrant)